Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes [Abstract]
Income Taxes
Note 19. Income Taxes

On June 1, 2017, SDI consummated the Contribution and Exchange to acquire a 52.1% controlling interest in Turning Point. This acquisition was a reverse acquisition, with Turning Point as the accounting acquirer. Accordingly, the historical financial statements of Turning Point through May 31, 2017 became the Company’s historical financial statements, including the comparative prior periods. However, SDI’s controlling interest does not meet the ownership threshold to file a consolidated federal tax return with Turning Point. Therefore, the parent company will continue to file a separate federal tax return apart from Turning Point.

Income tax expense (benefit) for the years ended December 31 consists of the following components:

	2019			2018
(In thousands)	Current	Deferred	Total	Current	Deferred	Total
Federal	$5,281	$(3,282)	$1,999	$2,326	$3,165	$5,491
State and Local	982	(937)	45	1,394	(600)	794
Total	$6,263	$(4,219)	$2,044	$3,720	$2,565	$6,285

The following is a summary of the significant components of the Company’s deferred tax assets and liabilities as of:

	December 31,
	2019		2018
(In thousands)	Assets	Liabilities	Assets	Liabilities
Inventory	$7,705	$-	$3,004	$-
Property, plant and equipment	-	(2,506)	-	(1,445)
Goodwill and other intangibles	-	(7,672)	-	(7,386)
Accrued pension and postretirement costs	-	(943)	202	-
Federal NOL	4,056	-	6,020	-
State NOL	6,569	-	6,169	-
AMT credit carryforwards	10	-	10	-
R&D credit carryforwards	123	-	1,195	-
Unrealized loss on investment	580	-	351	-
Leases	3,393	(3,099)	-	-
Original issue discount	4,806	(8,118)	-	-
Other	5,475	(555)	4,091	(440)
Total deferred tax assets (liabilities)	32,717	(22,893)	21,042	(9,271)
Valuation allowance	(11,396)	-	(14,062)	-
Net deferred tax assets (liabilities)	$21,321	$(22,893)	$6,980	$(9,271)

SDI has recorded a full valuation allowance as of December 31, 2019, offsetting its U.S. federal and state net deferred tax assets which primarily represent net operating loss carry forwards (“NOLs”). As of December 31, 2019, the Company’s management concluded, based upon the evaluation of all available evidence, that it is more likely than not that the U.S. federal and state net deferred tax assets will not be realized. Due to the reverse acquisition transaction with Turning Point, the Company determined that SDI has experienced a “change in control” as defined in Internal Revenue Code Section 382, which will result in an annual limitation on SDI’s utilization of NOLs in future periods. The Company completed the evaluation of the effects of Section 382 on SDI’s future utilization of its NOLs during the year ended December 31, 2019 and determined that the Company will be limited to $10.6 million of its $33.0 million pre-2018 NOLs over the next 20 years. All NOLs generated after December 31, 2017 have an indefinite life.

The Company follows the provisions of ASC 740-10-25, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company has determined that the Company did not have any uncertain tax positions requiring recognition under the provisions of ASC 740-10-25. The Company’s policy is to recognize interest and penalties accrued on uncertain tax positions, if any, as part of interest expense. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. In general, the Company is no longer subject to U.S. federal and state tax examinations for years prior to 2016.

Turning Point has determined that they did not have any uncertain tax positions requiring recognition as a result of the provisions of ASC 740-10-25. Turning Point’s policy is to recognize interest and penalties accrued on uncertain tax positions as part of interest expense. For the years ended December 31, 2019 and 2018, no estimated interest or penalties were recognized for the uncertainty of tax positions taken. Turning Point files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. In general, Turning Point is no longer subject to U.S. federal and state tax examinations for years prior to 2016.

A reconciliation showing the differences between the Company’s effective tax rate and the U.S. Federal statutory tax rate is as follows:

	For the years ended December 31,
	2019	2018
Federal statutory rate	21.0%	21.0%
State taxes, net of federal benefit	0.0%	4.9%
Permanent differences	-16.3%	-5.3%
Other	-9.3%	0.0%
Valuation allowance	34.7%	6.0%
Total effective income tax rate	30.1%	26.6%

The Company’s income tax expense for the years ended December 31, 2019 and 2018 was $2.0 million and $6.3 million, respectively. Turning Point’s effective income tax rate for the years ended December 31, 2019 and 2018 was 12.9% and 19.9%. Turning Point’s permanent differences for the years ended December 31, 2019 and 2018 are primarily related to income tax benefits of $4.6 million ($1.0 million tax effected) and $5.4 million ($1.1 million tax effected), respectively, as a result of stock option exercises.

As of December 31, 2019, SDI had U.S. federal net operating loss carryforwards of approximately $37.5 million including those of acquired companies, which will expire as follows:

Year	Net Operating Loss (in thousands)
2022	$1,675
2024	1,039
2025	3
2026	1
2027	1
2028	1,581
2029	353
2030	353
2031	296
2033	754
2034	411
2035	1,268
2036	484
2037	1,133
2038	8,629
2039	7,872
Indefinite	11,610
Total	$37,463

SDI is subject to U.S. federal income tax, as well as income taxes of multiple state jurisdictions.

SDI recognizes accrued interest expense and penalties related to uncertain tax benefits that have resulted in a refund or reduction of income taxes paid. Unrecognized tax benefits aggregating $0.4 million would reduce already existing net operating loss and tax credit carryforwards and therefore require no accrual for interest or penalty in any of the years 2019 or 2018. The remaining unrecognized tax benefit of less than $10,000 include de minimis interest and penalty where required.

For federal purposes, SDI post-2002 tax years remain open to examination as a result of net operating loss carryforwards. For state purposes, the statute of limitations remains open in a similar manner for states that have generated net operating losses. SDI does not expect that the total amount of unrecognized tax benefits related to positions taken in prior periods will change significantly during the next twelve months.